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
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
2. AMENDMENT/MODIFICATION NO.                   3. EFFECTIVE DATE      4.  REQUISITION/PURCHASE REG. NO. 5. PROJ NO. (if applicable)
   P00019                                                                  N00024-01-NR-91658                0-022-91658
                                                   21 May 2001
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6. ISSUED BY                                CODE   N00024              7.  ADMINISTERED BY (if other than Item 6)    CODE N62793
                                                   ------                                                                 ------
NAVAL SEA SYSTEMS COMMAND                                                  SUPERVISOR OF SHIPBUILDING
BUYER/SYMBOL:SUSAN SCUTT/SEA 02215S                                        CONVERSION AND REPAIR
2531 JEFFERSON DAVIS HWY                                                   NEWPORT NEWS, VA 23607
ARLINGTON, VA 22242-5160
PHONE: Area Code: 703/602-7600 EXT. 213

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8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)    9A. AMENDMENT OF SOLICITATION NO.
                                                                   ____
NEWPORT NEWS SHIPBUILDING                                              _____________________________________________________________
4101 WASHINGTON AVENUE                                                 9B. DATED (SEE ITEM 11)
NEWPORT NEWS, VA 23607                                             _________________________________________________________________
                                                                       10A. MODIFICATION OF CONTRACT/ORDER
                                                                       NO.
                                                                    X       N00024-98-C-2107
                                                                       -------------------------------------------------------------
DUNS NO. 00-130-7495                    TIN NO. 74-1541566             10B. DATED (SEE ITEM 13)
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CAGE CODE 43689                           FACILITY CODE 73689               06 FEB 1998
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                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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[_]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     [_] is extended,  [_] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging
                                                                              -
receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA (If required)

     SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEET (S)
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                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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(X)    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
------
       CHANGE NO. IN ITEM 10A.
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       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
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       C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
 X        MUTUAL AGREEMENT OF THE PARTIES
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       D. OTHER (Specify type of modification and authority)

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E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible.)

                                                           SEE ATTACHED


Except as provided herein, all terms and conditions referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in
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full force and effect.
----------------------
15A. NAME AND TITLE OF SIGNER                                           16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
C. M. PETTERS,                                                                 CHARLES R. FIELDS, Jr.
VICE PRESIDENT CONTRACT MANAGEMENT                                             CONTRACTING OFFICER
                                                                               NAVAL SEA SYSTEMS COMMAND
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15B. CONTRACTOR/OFFEROR                            15C. DATE SIGNED     16B. UNITED STATES OF AMERICA               16C. DATE SIGNED

      /s/ C. M. PETTERS                                                 BY /s/ Charles R. Fields, Jr
--------------------------------------------------      6/14/01         -------------------------------------------      6/14/01
     (Signature of person authorized to sign)                                 (Signature of Contracting Officer)
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

                                                 N00024-98-C-2107
                                                 P00019


PART C-1  CONTRACT LINE ITEM DESCRIPTION

The following Clauses (titles and numbers) are applicable to CLINs 0010 and 0011.

GENERAL DESCRIPTION OF WORK
---------------------------

In accordance with the Specifications, scope of work and schedule set forth herein, the Contractor shall, at its plant in Newport News, Virginia, in the Hampton Roads area, or in other Government-approved areas, accomplish the availability, alterations, repairs, maintenance and subsequent testing of the USS DWIGHT D. EISENHOWER (CVN 69) (hereinafter referred to as the vessel) and its reactor plants.

ITEM 0010
---------

The Contractor shall prepare Job summaries as approved by the Supervisor of Shipbuilding Conversion and Repair, USN, Newport News, Virginia (hereinafter referred to as the Supervisor) in accordance with the specifications set forth herein and the following work description:

     A.  Reactor Plant Work
         ------------------

         1.  The Contractor shall perform reactor plant work for the USS DWIGHT
D. EISENHOWER in accordance with all applicable technical manuals, procedures, drawings and revisions and planning letters of which the following are included:

the Contractor-developed Carrier Reactor Plant Overhaul Package(CARPOP) Revision
                                                                        --------
C2 dated 22 September 2000.
--       -----------------

the Availability Work Package (AWP) Preliminary dated 1 August 2000, as modified
                                    -----------
by SUPSHIP Newport News letter (4700, Ser CVN 69 RCOH-152N3/832) dated 28
                                                                       --
September 2000.
--------------

     All changes to applicable documents formally issued to the Contractor after execution of this supplemental agreement (modification P00019) will be reviewed
                                                       ------
individually for cost impact at receipt.  The Contractor must identify within thirty (30) days whether the Contractor considers such changed information requires a contract change as prescribed in Special Contract Requirement NAVSEA
5252.243-9105, "Notification of Changes".